UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 Las Colinas Boulevard, Irving, Texas 75039-2298

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Name of Each Exchange
Title of Each Class	Trading Symbol	on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

(a)

ExxonMobil held its Annual Meeting of Shareholders on May 27, 2020, at which the matters set forth below in response to Item 5.07(b) were submitted to a vote of security holders. Percentages are based on the total votes cast. Under the corporate law of New Jersey, where ExxonMobil is incorporated, abstentions are not votes cast.

(b)

The shareholders elected each of the Board's ten director nominees as set forth below:

Nominees	Votes For	% For	Votes Against	% Against	Votes Abstained	Broker Non-Votes
Susan K. Avery	2,499,361,740	96.8	83,901,806	3.2	10,960,159	880,655,882
Angela F. Braly	2,173,044,308	84.1	409,888,255	15.9	11,291,141	880,655,882
Ursula M. Burns	2,460,499,193	95.3	122,543,227	4.7	11,181,284	880,655,882
Kenneth C. Frazier	2,142,075,810	83.0	438,271,564	17.0	13,876,330	880,655,882
Joseph L. Hooley	2,526,953,716	97.9	54,909,153	2.1	12,360,836	880,655,882
Steven A. Kandarian	2,496,286,854	96.7	85,639,482	3.3	12,297,368	880,655,882
Douglas R. Oberhelman	2,517,133,716	97.5	65,018,406	2.5	12,071,582	880,655,882
Samuel J. Palmisano	2,441,378,719	94.5	141,451,417	5.5	11,393,568	880,655,882
William C. Weldon	2,513,098,836	97.3	68,788,650	2.7	12,336,218	880,655,882
Darren W. Woods	2,408,144,498	93.2	174,539,268	6.8	11,539,938	880,655,882

The shareholders voted as set forth below on two management proposals:

Ratification of Independent Auditors:

Votes Cast For:	3,349,458,510	96.8%
Votes Cast Against:	111,041,808	3.2%
Abstentions:	14,372,932
Broker Non-Votes:	0

Advisory Vote to Approve Executive Compensation:

Votes Cast For:	2,349,942,931	91.5%
Votes Cast Against:	219,320,640	8.5%
Abstentions:	24,960,133
Broker Non-Votes:	880,655,882

The shareholders voted as set forth below on six shareholder proposals:

Independent Chairman:

Votes Cast For:	837,899,582	32.7%
Votes Cast Against:	1,727,281,326	67.3%
Abstentions:	29,036,460
Broker Non-Votes:	880,655,882

Special Shareholder Meetings:

Votes Cast For:	685,660,416	26.8%
Votes Cast Against:	1,876,907,702	73.2%
Abstentions:	31,655,586
Broker Non-Votes:	880,655,882

Report on Environmental Expenditures:

Votes Cast For:	105,099,082	4.1%
Votes Cast Against:	2,435,536,893	95.9%
Abstentions:	53,587,730
Broker Non-Votes:	880,655,882

Report on Risks of Petrochemical Investments:

Votes Cast For:	620,514,896	24.5%
Votes Cast Against:	1,915,122,430	75.5%
Abstentions:	58,586,378
Broker Non-Votes:	880,655,882

Report on Political Contributions:

Votes Cast For:	791,059,890	30.9%
Votes Cast Against:	1,764,978,865	69.1%
Abstentions:	38,184,950
Broker Non-Votes:	880,655,882

Report on Lobbying:

Votes Cast For:	908,454,639	37.5%
Votes Cast Against:	1,511,107,618	62.5%
Abstentions:	174,661,447
Broker Non-Votes:	880,655,882

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: June 2, 2020	By:	/s/ DAVID S. ROSENTHAL
David S. Rosenthal
Vice President and Controller
(Principal Accounting Officer)